PLACEMENT AGREEMENT
                               -------------------


      This Agreement is made and entered into as of this 6th day of November, 2001 by and between Joseph Stevens & Company, Inc. ("Joseph Stevens") and Atlantic Technology Ventures, Inc. ("the Company").

      In consideration of the mutual promises made herein and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

(Note: All capitalized terms contained in this Agreement and not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.)

1. Purpose: The Company hereby engages Joseph Stevens for the term specified in Paragraph 2 hereof to act as placement agent pursuant to the terms and conditions set forth herein in connection with a proposed private placement of the Securities to a limited number of accredited investors (the "Offering").

2.    Term:       This  Agreement  shall be effective from the date hereof until
December 1, 2001.

3. Disclosure of Information. Except as contemplated by the terms hereof or as required by applicable law, Joseph Stevens shall keep confidential all material non-public information provided to it by the Company, and shall not disclose such information to any third party, other than such of its employees and advisors as Joseph Stevens determines to have a need to know.

4.    Closing; Placement and Fees.

                  (a) Conditions to Joseph Stevens's Obligations. The obligations of Joseph Stevens hereunder are subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof, and, as of the Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                        (i) Due Qualification or Exemption. (A) The Offering contemplated by this Agreement shall become qualified or be exempt from qualification under the securities laws of the jurisdictions in which the Securities are contemplated to be offered not later than the Closing Date, subject to any filings to be made thereafter and (B) at the applicable Closing Date no stop order suspending the sale of the Securities shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

                        (ii) No Material Misstatements. The SEC Documents do not contain an untrue statement of a fact, which in the opinion of Joseph Stevens, is material, or omit to state a fact, which, in the opinion of Joseph Stevens, is material and is required to be stated therein, or is, in the opinion of Joseph Stevens, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                        (iii) Compliance with Agreements. The Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Securities Purchase Agreement at or prior to each Closing;

                        (iv) Corporate Action. The Company shall have taken all corporate action necessary in order to permit the valid execution, delivery and performance of the SEC Documents by the Company, including, without limitation, obtaining the approval of the Company's board of directors, for the execution and delivery of the SEC Documents, the performance by the Company of its obligations hereunder and the Offering contemplated hereby;

                        (v) Opinion of Counsel to the Company. Joseph Stevens shall have received an opinion of counsel to the Company, substantially in the form as attached hereto as Exhibit B (stating that each of the Investors may rely thereon as though addressed directly to such Investor), dated as of each Closing Date.

                        (vi) Officer's Certificate. Joseph Stevens shall receive an Officer's Certificate, signed by the appropriate parties and dated as of the Closing Date. These certificates shall state, among other things, that the representations and warranties contained herein hereof are true and accurate in all material respects at such Closing Date with the same effect as though expressly made at such Closing Date;

                  (c) Blue Sky. The Company shall take such action as is necessary to qualify the Securities for sale to the Investors under the Securities Purchase Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification). In particular, if any Investor is located in any of the states of New York, New Jersey, Illinois, Florida, California, Texas, Pennsylvania, Georgia, Colorado, Oregon, Arizona, Connecticut, Ohio, Minnesota, Massachusetts, Washington, Delaware, District of Columbia, Maryland, Kansas, Rhode Island, South Dakota or Louisiana, the Company shall make any notice filings that are required under the securities (or "blue sky") laws of those states in connection with sale of the Securities to the Investors.

                  (d) Placement Fees and Expenses. At the Closing, the Company shall at such Closing pay to Joseph Stevens as a result of investments made by individuals or entities introduced to the Company by Joseph Stevens a commission (the "Cash Commission") equal to seven percent (7%) of the aggregate purchase price of the Securities sold to such investor. The Company shall also pay all expenses in connection with qualifying the Securities for sale to the Investors under the Securities Purchase Agreement under applicable securities or blue sky laws of the states of the United States (or in obtaining an exemption from such qualification). In addition, at the Closing the

Company shall issue to Joseph Stevens, and/or its respective designees, warrants (the "Placement Warrants") to acquire a number of newly issued shares of the Company's Common Stock equal to 10% of the Securities sold to issued individuals or entities introduced to the Company by Joseph Stevens, for $.001 per warrant, exercisable for a period of 5 years from the Closing Date at an exercise price equal to 110% of the Purchase Price. The shares issuable upon exercise of the Placement Warrants shall be entitled to the registration rights described in
Article V of the Securities Purchase Agreement. The shares underlying the Placement Warrants shall not be subject to redemption by the Company nor shall they be callable or mandatorily convertible by the Company. The Placement Warrants shall not be transferred, sold, assigned or hypothecated for a period of six months; provided, however, that Joseph Stevens may assign in whole or in part during such period to any NASD member participating in the Offering, any officer or employee of Joseph Stevens, or any such NASD member. The Placement Warrants shall contain a cashless exercise feature, anti-dilution provisions and registration rights comparable to those provided Investors in Article V of the Securities Purchase Agreement. Furthermore, the Company shall issue to Joseph Stevens, and/or its respective designees, that number of shares of Common Stock ("Placement Shares") equal to 10% of the number of shares of Common Stock purchased in the Offering. The Placement Shares shall be entitled to the registration rights described in Article V of the Securities Purchase Agreement.

                        (ii) The Company shall pay to Joseph Stevens with respect to any investment by any prospective Investors introduced to the Company by such Joseph Stevens ("Covered Investors") for any purchase of equity securities by the Covered Investor from the Company during the twelve (12) months following the Closing Date of the Offering: (A) a cash commission equal to ten percent (10%) of the aggregate amount of any such investment and (B) warrants to acquire a number of securities of even class with the securities purchased by any such Covered Investor equal to 10% of the number of securities purchased by such Covered Investor.

                  (e)   No Adverse  Changes.  There shall not have occurred,  at
any time prior to each Closing (i) any domestic or international event, act or other similar occurrence which has disrupted, or in Joseph Stevens's sole determination, will materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the NASDAQ SmallCap Market, or on the OTC Bulletin Board for a minimum of one-trading day; (iii) any outbreak of major hostilities (other than those hostilities being engaged in on the date of this Agreement) or other national or international calamity having a material effect on the performance of this Agreement; (iv) any banking moratorium declared by a state or federal authority;
(v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States (other than the interruption being experienced on the date of this Agreement); (vii) any materially adverse change in the business, properties, assets, results of operations, prospects or financial condition of the Company;

or (viii) any change in the market for securities in general or in political, financial, or economic conditions which, in Joseph Stevens' reasonable judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Securities.

5.    Covenants of the Company.

                  (a) Use of Proceeds. The net proceeds from the offering will be used for working capital and general corporate purposes.

                  (b) Notification. The Company shall notify Joseph Stevens immediately, and in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the Closing Date as a result of which the SEC Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Securities, or of any exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and Joseph Stevens so requests, to obtain the lifting thereof as promptly as possible.

                  (c) Press Releases, Etc. Except as otherwise required by applicable law or the rules of a regulatory body, the Company shall not, during the period commencing on the date hereof and ending thirty (30) days after the Closing Date, issue any press release or other communication, make any written or oral statement to any media organization or publication or hold any press conference, presentation or seminar, or engage in any other publicity with respect to the Company, their financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without the prior written consent of Joseph Stevens except in the ordinary course of business and not for the purpose of soliciting any interest in the Offering.

                  (d) Restrictions on Securities. Except as otherwise contemplated hereby, during the 24 month period following the completion of the Offering, the Company will not extend the expiration date or lower the exercise or the conversion price of any options, warrants, convertible securities or other security purchase rights without the prior written consent of Joseph Stevens (except as a result of any stock splits, reverse stock splits and dividends).

                  (e) No Offerings. Pending completion or termination of the Offering in accordance with the terms of this Agreement, the Company agrees that it shall not enter into an agreement (whether binding or not) with any other person or entity relating to a possible public or private offering or placement of its securities (in connection with a corporate partnership, strategic alliance or government funding) or any other transaction which would prevent the consummation of the Offering.

                  (f) No Statements. The Company shall not use the name of Joseph Stevens or any officer, director, employee or shareholder thereof in any press release regarding the Offering without the express written consent of such party and such person.

6. Expenses of Joseph Stevens: In addition to the fees payable hereunder, and regardless of whether any transaction set forth above is consummated, the Company shall reimburse Joseph Stevens for all fees and disbursements of Joseph Stevens' counsel which amount shall be $10,000 payable to Joseph B. LaRocco and Joseph Stevens' travel and out-of-pocket expenses incurred in connection with the services performed by Joseph Stevens pursuant to this Agreement, including without limitation, copy costs for any offering booklets distributed to investors or potential investors, hotels, food and associated expenses and long-distance telephone calls. The Company is not required to reimburse any expenses incurred by Joseph Stevens unless the Company approves them in writing.

7. Liability of Joseph Stevens: The Company acknowledges that all opinions and advice (written or oral) given by Joseph Stevens to the Company in connection with Joseph Stevens' engagement are intended solely for the benefit and use of the Company in considering the transaction to which they relate, and the Company agrees that no person or entity other than the Company shall be entitled to make use of or rely upon the advice of Joseph Stevens to be given hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the company make any public references to Joseph Stevens, or use Joseph Stevens' name in any annual reports or any other reports or releases of the Company without Joseph Stevens' prior written consent.

8. Joseph Stevens' Services to Others: The Company acknowledges that Joseph Stevens is in the business of providing financial services and consulting advice to others. Nothing herein contained shall be construed to limit or restrict Joseph Stevens in conducting such business with respect to others, or in rendering such advice to others.

9.    Representations and Warranties of the Company.

      The Company represents and warrants to Joseph Stevens that:

(a) Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b) Authorization; Enforcement. (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Securities) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required; (c) this Agreement has been duly executed by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

(c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (a) 50,000,000 shares of Common Stock, par value $.001 per share, of which 7,201,480 shares are issued and outstanding and 1,109,200 shares are reserved for issuance under the Company's employee and director stock option plans and warrants to purchase 646,500 shares of Common Stock at exercise prices between $0.875 and $8.05; (b) 10,000,000 shares of preferred stock, par value $.001 per share, of which 1,375,000 are designated as Series A Convertible Preferred Stock, with 1,146,482 shares and warrants to purchase 369,170 shares of Series A Convertible Preferred Stock outstanding, and 2,000,000 are designated as Series B Convertible Preferred Stock, with none outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company, including the Securities issuable pursuant to this Agreement, are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 3.3 and except for the transactions contemplated hereby, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into, exercisable for, or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company; (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities. The Company has furnished to the Investors true and correct copies of the Company's Certificate of Incorporation, as amended, as in effect on the date hereof, the Company's Bylaws as in effect on the date hereof and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

(d) Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company, and will not impose personal liability on the holders thereof.

(e) No Conflicts; No Violation. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) conflict with or result in a violation of any provision of its Certificate of Incorporation or Bylaws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license, or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

The Company is not conducting its business in violation of any law, ordinance or regulation of any governmental entity, the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect.

Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Securities in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

(f) SEC Documents, Financial Statements. Since January 1, 2001, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Investor, or each Investor has had access to, true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to June 30, 2001, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Such liabilities incurred subsequent to June 30, 2001, are not, in the aggregate, material to the financial condition or operating results of the Company.

(g)   Absence of Certain Changes. Except as disclosed in the SEC Documents or on
Schedule 3.7, since June 30, 2001, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company.

(h) Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect.

(i) Intellectual Property Rights. The Company owns or possesses licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (the "Intellectual Property"). Except as set forth in the SEC Documents, there are no material outstanding options, licenses or agreements relating to the Intellectual Property, nor is the Company bound by or a party to any material options, licenses or agreements relating to the patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names or copyrights of any other person or entity. Except as disclosed in the SEC Documents, there is no claim or action or proceeding pending or, to the Company's knowledge, threatened that challenges the right of the Company with respect to any Intellectual Property.

(j) Tax Status. The Company has timely made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

(k) Environmental Laws. The Company (i) is in compliance with all applicable foreign federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing clauses, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect

(l) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors. The issuance of the Securities to the Investors will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act or any applicable rules of Nasdaq.

(m) No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with Joseph Stevens whose commissions and fees will be paid by the Company.

(n) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged.

(o) Employment Matters. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company's knowledge, threatened, that could have a Material Adverse Effect nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of officers or key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

(p) Investment Company Status. The Company is not and upon consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

(q) Subsidiaries. Except as set forth in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, joint venture, partnership or other business entity and the Company is not a direct or indirect participant in any joint venture or partnership.

(r) No Conflict of Interest. The Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers, directors or employees, or any members of their immediate families, are directly, or indirectly, indebted to the Company (other than in connection with purchases of the
Company's stock or as set forth on Schedule 3.18) or, to the best of the Company's knowledge, have any direct or indirect ownership interest in any entity with which the Company is affiliated or with which the Company has a business relationship, or any entity which competes with the Company, except that officers, directors, employees and/or stockholders of the Company may own stock in (but not exceeding five percent (5%) of the outstanding capital stock
of) any publicly traded company that may compete with the Company. To the best of the Company's knowledge, none of the Company's officers, directors or
employees  or  any  members  of  their  immediate   families
are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person or entity.

10.   Covenants.

(a) Reporting Status; Eligibility to Use Form S-3. The Company's Common Stock is registered under Section 12 of the Exchange Act. During the Registration Period (as defined below), the Company will timely file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the reporting requirements of the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all reasonably necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities.

(b) Financial Information. The financial statements of the Company will be prepared in accordance with United States generally accepted accounting principles, consistently applied, and will fairly present in all material respects the consolidated financial position of the Company and results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(c) Compliance with Law. As long as an Investor owns any of the Securities, the Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, (including, without limitation, all applicable local, state and federal environmental laws and regulations), the failure to comply with which would have a Material Adverse Effect.

(d) No Integration. The Company will not make any offers or sales of any security (other than the Securities) under circumstances that would cause the offering of the Securities to be integrated with any other offering of securities by the Company (i) for the purpose of any stockholder approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

(e) Sales by Joseph Stevens. Joseph Stevens will sell any Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. Joseph Stevens will not make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

11. Indemnification: The placement agent and the Company have executed and delivered an indemnity letter, the form of which is attached hereto as Exhibit
A. The placement agent and Company have entered into this Agreement in reliance on the indemnities set forth in such indemnity letter and the terms of the letter shall be considered to be part of this Agreement.

12. Severability: Every provision of this Agreement is intended to be severable. If any term or provision hereof is deemed unlawful or invalid for any reason whatsoever, such unlawfulness or invalidity shall not affect the validity of the remainder of this Agreement.

13.   Miscellaneous:

            (a) This Agreement between the Company and Joseph Stevens constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.

            (b) Any notice or communication permitted or required hereunder be in writing and shall be deemed sufficiently given if hand-delivered or sent postage prepaid by registered mail, return receipt requested, or by a recognized overnight courier service.

            (c) This Agreement shall be binding upon and inure to the benefit of
each  of  the   parties   hereto   and  their   respective   successors,   legal
representatives and assigns.

            (d) This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document and a facsimile copy of a signed counterpart shall be deemed an original.

            (e) No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

            (f) This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City, and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such actin or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process n any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth in Exhibit A.


               [Balance of this page intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                              JOSEPH STEVENS & COMPANY INC.



                              By: /s/ Joseph Sorbara
                                  --------------------------------------------
                                     Joseph Sorbara, its CEO



                              ATLANTIC TECHNOLOGY VENTURES, INC.



                              By: /s/ Frederic P. Zotos
                                  --------------------------------------------
                                  Frederic P. Zotos, its President and CEO

                                    EXHIBIT A



                                October 26, 2001



JOSEPH STEVENS & COMPANY, INC.
59 Maiden Lane
32nd Floor
New York, New York 10038


Ladies and Gentlemen:

            In connection with the engagement by Atlantic Technology Ventures, Inc.. (the "Company") of JOSEPH STEVENS & COMPANY, INC. (the "Placement Agent") as the Company's financial advisor and investment banker, the Company hereby agrees to indemnify and hold the Placement Agent and its affiliates, and the directors, officers, partners, shareholders, agents and employees of the Placement Agent (collectively the "Indemnified Persons"), harmless from and against any and all claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and expenses incurred by any of them (including, but not limited to, fees and expenses of counsel) which are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, or (ii) any actions taken or omitted to be taken by any Indemnified Person in connection with our engagement of the Placement Agent pursuant to the Placement Agreement, of even date herewith, between the Placement Agent and the Company (the "Placement Agreement"), or (B) otherwise related to or arising out of the Placement Agent's activities on the Company's behalf pursuant to the Placement Agent's engagement under the Placement Agreement, and the Company shall reimburse any Indemnified Person for all expenses (including, but not limited to, fees and expenses of counsel) incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding (collectively a "Claim"), whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. The Company will not, however, be responsible for any Claim which is finally judicially determined to have resulted exclusively from the gross negligence or willful misconduct of any person seeking indemnification hereunder. The Company further agrees that no Indemnified Person shall have any liability to the Company for or in connection with the Placement Agent's engagement under the Placement Agreement except for any Claim incurred by the Company solely as a direct result of any Indemnified Person's gross negligence or willful misconduct.

            The Company further agrees that the Company will not, without the prior written consent of the Placement Agent, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes a legally binding, unconditional, and irrevocable release of each Indemnified Person hereunder from any and all liability arising out of such Claim.

            Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify the Company in writing of such complaint or of such assertion or institution, but failure to so notify the Company shall not relieve the Company from any obligation the Company may have hereunder, unless, and only to the extent that, such failure results in the forfeiture by the Company of substantial rights and defenses, and such failure to so notify the Company will not in any event relieve the Company from any other obligation or liability the Company may have to any Indemnified Person otherwise than under this Agreement. If the Company so elects or is requested by such Indemnified Person, the Company will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that such Indemnified Person reasonably determines in its sole judgment that having common counsel would present such counsel with a conflict of interest or such Indemnified Person concludes that there may be legal defenses available to it or other Indemnified Persons that are different from or in addition to those available to the Company, then such Indemnified Person may employ its own separate counsel to represent or defend it in any such Claim and the Company shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if the Company fails timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims or counterclaims, or otherwise protect against the same, and shall be fully indemnified by the Company therefor, including, but not limited to, for the fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In any Claim in which the Company assumes the defense, the Indemnified Person shall have the right to participate in such defense and to retain its own counsel therefor at its own expense.

            The Company agrees that if any indemnity sought by an Indemnified Person hereunder is held by a court to be unavailable for any reason, then (whether or not the Placement Agent is the Indemnified Person) the Company and the Placement Agent shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and the Placement Agent, on the other, in connection with the Placement Agent's engagement by the Company under the Placement Agreement, subject to the limitation that in no event shall the amount of the Placement Agent's contribution to such Claim exceed the amount of fees actually received by the Placement Agent from the Company pursuant to the Placement Agent's engagement under the Placement Agreement. The Company hereby agrees that the relative benefits to the Company, on the one hand, and the Placement Agent, on the other, with respect to the Placement Agent's engagement under the Placement Agreement shall be deemed to be in the same proportion as
(a) the total value paid or proposed to be paid or received by the Company or the Company's shareholders as the case may be, pursuant to the transaction (whether or not consummated) for which the Placement Agent is engaged to render services bears to (b) the fee paid or proposed to be paid to the Placement Agent in connection with such engagement.

            Our indemnity, reimbursement and contribution obligations under this Agreement shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or at equity.

            Should the Placement Agent, or any of its directors, officers, partners, shareholders, agents or employees, be required or be requested by us to provide documentary evidence or testimony in connection with any proceeding arising from or relating to the Placement Agent's engagement under the Placement Agreement, the Company agrees to pay all reasonable expenses (including, but not limited to, fees and expenses of counsel) in complying therewith, payable in advance.

            The Company hereby consents to personal jurisdiction and service of process and venue in any court in which any claim for indemnity is brought by any Indemnified Person.

            It is understood that, in connection with the Placement Agent's engagement under the Placement Agreement, the Placement Agent may be engaged to act in one or more additional capacities and that the terms of the original engagement or any such additional engagement may be embodied in one or more separate written agreements. The provisions of this Agreement shall apply to the original engagement and any such additional engagement and shall remain in full force and effect following the completion or termination of the Placement Agent's engagement(s).


                                          Very truly yours,

                                          Atlantic Technology Ventures, Inc.




                                          By: /s/ Frederic P. Zotos
                                              ---------------------------------
                                              Name:  Frederic P. Zotos
                                              Title: President and CEO



CONFIRMED AND AGREED TO:

JOSEPH STEVENS & COMPANY, INC.



By: /s/ Joseph Sorbara
    ---------------------------------
    Joseph Sorbara
    Chief Executive Office

                                    EXHIBIT B


                       KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                919 THIRD AVENUE
                         NEW YORK, N.Y. 10022 - 3852

                                                          47, Avenue Hoche
   TEL (212) 715-9100                                        75008 Paris
   FAX (212) 715-8000                                          France



                                November __, 2001



Joseph Stevens & Company, Inc.
59 Maiden Lane 32nd Floor
New York, NY 10038
Attention:  [Name]


Dear Sirs:

      We have acted as counsel to Atlantic Technology Ventures, Inc., a Delaware corporation ("Atlantic"), in connection with sale of up to $3,000,0000 of Atlantic's common stock, par value $0.001 per share, pursuant to a securities purchase agreement dated as of November __, 2001 (the "Purchase Agreement"), between Atlantic and the investors signatory thereto.

      This opinion is furnished to you at Atlantic's request pursuant to Section 4(b)(v) of the placement agreement dated as of November __, 2001, between Joseph Stevens & Company, Inc. and Atlantic (the "Placement Agreement"). Except as otherwise defined in this letter, capitalized terms used herein have the meanings ascribed to them in the Placement Agreement.

      In connection with our opinion  expressed in this letter, we have examined
(1) executed copies of the Purchase Agreement, the Placement Agreement, and the warrants issuable thereunder (collectively, the "Transaction Documents") and (2) such corporate and other records, documents, instruments, certificates, and other papers as we have deemed necessary, relevant or appropriate to enable us to render the opinion expressed herein.

      In our examination, we have assumed the genuineness of all signatures and authenticity of all documents, instruments, records and certificates submitted to us as originals, and the conformity to original documents of all documents submitted to us as certified, photostatic or facsimile copies. We have also assumed that the Transaction Documents have been duly authorized, executed and delivered by the parties thereto other than Atlantic and constitute the valid and binding obligations of such parties, enforceable against such parties in accordance with their terms.

      With respect to matters in this letter that are stated to be "to our knowledge", we have undertaken no independent investigation or verification of such matters, but have relied upon representations of Atlantic set forth in the Purchase Agreement and the Placement Agreement or in certificates of or otherwise represented to us by one or more officers or employees of Atlantic and on the certificates of governmental officials. In the course of our representation of Atlantic, no information has come to our attention that would give us actual knowledge or actual notice that (1) any such representation is not accurate and complete, or
(2) any information set forth in any of the foregoing documents, certificates and information on which we have relied is not accurate and complete. The words "our knowledge" and similar language used herein are expressly limited to the actual knowledge of the lawyers within our firm who have given substantive attention to representation of Atlantic.

      Based on the foregoing, and subject to the assumptions and qualifications set forth herein, we are of the opinion that:

1. Atlantic is a corporation existing and in good standing under the laws of the State of Delaware. Atlantic is qualified to do business as a foreign corporation and is in good standing in the State of New York.

2. Atlantic has the corporate power to execute and deliver, and perform its obligations under, the Transaction Documents. Atlantic has the corporate power to conduct its business as, to our knowledge, it is now conducted, and to own and use the properties that, to our knowledge, are currently owned and used by it.

3. The execution and delivery by Atlantic of the Transaction Documents, performance of the obligations of Atlantic thereunder, and consummation by it of the transactions contemplated therein have been duly authorized and approved by Atlantic's board of directors, and no further consent, approval or authorization of Atlantic's board of directors or its stockholders is required. Atlantic has duly executed and delivered the Transaction Documents and they constitute valid and binding obligations of Atlantic, enforceable against Atlantic in accordance with their terms.

4. Issuance and sale of shares of Atlantic common stock under the Purchase Agreement (the "Shares") and issuance of the Placement Shares under the Placement Agreement has been duly authorized. Atlantic has reserved shares of Atlantic common stock for issuance upon exercise of the Warrants and the Placement Warrants. When issued in accordance with the Transaction Documents, the Shares, the Placement Shares, and the shares issuable upon exercise of the Warrants and the Placement Warrants will be validly issued, fully paid, and nonassessable and free of all taxes, liens, charges, restrictions (other than any restrictions imposed under the Purchase Agreement or that may be imposed by securities or "blue sky" laws or as a result of any action taken by the holder thereof), rights of first refusal and preemptive rights under Atlantic's certificate of incorporation or bylaws and, to our knowledge, under any contract or agreement to which Atlantic is a party.

5. Execution, delivery and performance by Atlantic of the Transaction Documents and consummation by Atlantic of the transactions contemplated thereby do not (1) conflict with or constitute a breach of or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or a default) under (A) the certificate of incorporation or the bylaws of Atlantic, or (B) any material agreement, note, lease, mortgage, deed or other material instrument to which to our knowledge Atlantic is a party or by which to our knowledge Atlantic or any of its assets are bound, (2) assuming the accuracy of the representations contained in Article II of the Purchase Agreement, violate the General Corporation Law of the State of Delaware or the applicable law of the State of New York, or

      (3) to our knowledge violate any order, writ, injunction or decree applicable to Atlantic or any of its subsidiaries.

6. Assuming the accuracy of the representations contained in Article II of the Purchase Agreement, issuance and sale of the Securities and issuance of the Placement Warrants is exempt from registration under the Securities Act.

7. To our knowledge, except as disclosed in the SEC Documents there is no private or governmental action, suit, proceeding, claim, arbitration, complaint, allegation or investigation, whether pending or threatened in writing, before any governmental department, commission, authority, arbitrator, agency, court or tribunal, foreign or domestic, against Atlantic.

The opinion set forth herein is subject to and limited by the following:

            (a) The enforceability of the Transaction Documents is subject to the application of and may be limited by the effect of bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, fraudulent transfer, moratorium or other laws and court decisions or other legal or equitable principles, now or hereafter in effect, relating to, limiting or affecting the enforcement of creditors' rights generally.

            (b) The enforceability of the Transaction Documents is subject to the application of and may be limited by (1) compliance with, and limitations imposed by, procedural requirements relating to the exercise of remedies, and
(2) general principles of equity (including, but not limited to, concepts of materiality, commercial reasonableness, good faith and fair dealing and the requirement that the right, remedy, damages or compensation sought be proportionate to the breach, default, or injury), regardless of whether considered in a proceeding in equity or at law.

            (c)  We  express  no  opinion   with  respect  to  the  validity  or
enforceability of the following: (1) provisions restricting access to legal or equitable remedies, such as specific performance of executory covenants; (2) provisions that purport to establish evidentiary standards; (3) provisions relating to waivers, severability, indemnity or contribution, set-off, delay or omission of enforcement of rights or remedies; (4) provisions purporting to convey rights to persons other than parties to the Transaction Documents; (5) provisions purporting to waive unmatured rights to the extent such provisions may be limited by applicable state or federal laws or public policy underlying such laws; (6) provisions relating to severability; (7) provisions relating to consent to jurisdiction, selection of venue, means of service, choice of law or payment of attorneys' fees; (8) provisions requiring the payment or reimbursement of fees, costs, expenses, or other amounts without regard to whether they are reasonable in nature or amount; (9) provisions relating to non-competition, non-solicitation or confidentiality; (10) provisions authorizing any party to act in its sole discretion; or (11) the potential effect of any claim by any holder of any security or other interest in Atlantic with respect to the amount or allocation of any consideration to any security holder, employee, consultant or other person in connection with any of the transactions contemplated by the Transaction Documents.

            (d) The remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. (d) We express no opinion as to (1) the applicability or effect of the provisions of the antitrust laws or (2) the applicability of any anti-fraud provision of any federal or state law.


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


      The opinions expressed herein are limited to the laws of the State of New York, the federal securities laws of the United States, and the laws of the General Corporation Law of the State of Delaware, and we express no opinion as to the effect on the matters covered by any other jurisdiction.

      The opinion expressed herein is limited solely to those matters set forth above, and we specifically do not render any opinion pertaining to any matter not expressly stated herein. The information and opinions set forth in this letter are as of this date, and we disclaim any undertaking to advise you of changes that thereafter may be brought to our attention.

      We have rendered this opinion as counsel to Atlantic solely for your benefit in connection with the Placement Agreement, as well as for the benefit of the Investors (as defined in the Purchase Agreement). Neither you nor any other person may rely on this letter for any other purpose, except as may be requested and required by Atlantic's transfer agent to give effect to the transactions contemplated by the Transaction Documents.

                                    Very truly yours,


                                    Kramer Levin Naftalis & Frankel LLP





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